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April 1, 2008
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Fund Profile

T. Rowe Price

Balanced Fund

A fund seeking capital growth and current income from stocks and bonds.

This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

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T.x11 Rowe Price Balanced Fund, Inc.xd1 RPBAX
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What is the fund`s objective?

The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

What is the fund`s principal investment strategy?

We normally invest approximately 60% of total assets in U.S. and foreign common stocks and 40% in fixed-income securities. We will invest at least 25% of total assets in senior fixed-income securities.

When deciding upon asset allocations, the manager may favor fixed-income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, managers may favor stocks. When selecting particular stocks to purchase, the manager will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- to large-cap stocks. Domestic stocks are drawn from the overall U.S. market, while international equities are selected primarily from large companies in developed countries. This process draws heavily upon T. Rowe Price`s proprietary stock research expertise.

Much the same security selection process applies to bonds. For example, when deciding on whether to adjust allocations to high-yield (junk) bonds, the manager will weigh such factors as the outlook for the economy and corporate earnings and the yield advantage lower-rated bonds offer over investment-grade bonds. The fund will invest in bonds that are primarily investment grade (top four credit ratings) and are chosen from across the entire government, corporate, and mortgage-backed bond market. Maturities will reflect the manager`s outlook for interest rates.

In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

In keeping with the fund`s objective, it may also invest in other securities, including futures, options, and swaps.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

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Fund Profile

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

What are the main risks of investing in the fund?

The fund`s program of investing in stocks, bonds, and money market securities .exposes it to a variety of risks. Each of these is proportional to the percentage of .assets the fund has in these securities..The risks include:

  Risks of stock investing  Stock prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, a fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance as compared with other types of funds.

  Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  Risks of bond investing  Bonds have two main sources of risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter maturities. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, its share price could decline. Mortgage securities can react somewhat differently from regular bonds to interest rate changes. Falling rates can cause losses of principal due to increased mortgage prepayments. Rising rates can lead to decreased prepayments and greater volatility. Credit risk is the chance that any fund holding could have its credit rating downgraded or that a bond issuer

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  Fund Profile

  will default (fail to make timely payments of interest or principal), potentially reducing the fund`s income level and share price.

  While the fund expects to invest primarily in investment-grade bonds, it may also hold high-yield (junk) bonds, including those with the lowest rating. Investment-grade bonds are those rated from the highest (AAA) to medium (BBB) quality, and high-yield bonds are rated BB and lower. The latter are speculative since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies, but BBB rated bonds may have speculative elements as well. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads.

  Risks of foreign securities  To the extent the fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments, whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

  Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Generally, the fund is intended for those seeking a middle-of-the-road approach that emphasizes stocks for their higher capital appreciation potential but retains a significant income component to temper principal volatility.

  If you are investing for principal safety and liquidity, you should consider a money market fund.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

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  Fund Profile

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

  Table 1  Average Annual Total Returns
	Periods ended 03/31/08
	1 year	5 years	10 years
Balanced Fund
Returns before taxes	-0.84%	10.64%	5.55%
Returns after taxes on distributions	-2.66	9.45	4.28
Returns after taxes on distributions and sale of fund shares	1.15	8.90	4.21
Merrill Lynch-Wilshire Capital Market Index	-2.53	9.00	4.47
Combined Index Portfolioa	0.36	9.73	5.15
Lipper Balanced Funds Index	-0.66	9.54	4.76
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  Fund Profile

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  aAn unmanaged portfolio of 50% domestic stocks (S&P 500 Stock Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 10% international stocks (MSCI EAFE Index).

  Merrill Lynch-Wilshire Capital Market Index is a market capitalization-weighted index composed of the Dow Jones Wilshire 5000 Composite Index (domestic stocks), the Merrill Lynch U.S. High Yield Master Cash Pay Only Index (below investment-grade bonds), and the Merrill Lynch U.S. Domestic Master Index (investment-grade bonds, including U.S. Treasury, government agency, corporate, and mortgage pass-through securities).

  S&P 500 Index tracks the stocks of 500 U.S. companies.

  Lehman Brothers U.S. Aggregate Index tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

  MSCI EAFE Index tracks the stocks of more than 1,000 companies in Europe, Australasia, and the Far East (EAFE).

  What fees and expenses will I pay?

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  The shares that are offered in this profile are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.
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  Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.46%

Other expenses	0.22%

Acquired fund fees and expenses	0.02%a

Total annual fund operating expenses	0.70%

Fee waiver/reimbursement	0.02%b

Net expenses	0.68%b

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  Fund Profile

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  aThe fund indirectly bears its share of the expenses paid by acquired funds in which it invests; such indirect expenses are not paid from the fund`s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

  bActual expenses paid by the fund were 0.66% due to a credit received from investing in the T. Rowe Price Institutional High Yield Fund; this credit totaled 0.02% in fiscal 2006 but will vary with the amount invested in Institutional High Yield Fund.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$69	$218	$379	$847

  Who manages the fund?

  The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

  Edmund M. Notzon III manages the fund day to day and has been chairman of its Investment Advisory Committee since 2006. He has been managing investments since joining T. Rowe Price in 1989.

  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.

  Fund Profile

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  When will I receive income and capital gain distributions?

  The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS F68-035

  T. Rowe Price Investment Services, Inc., Distributor.